UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2006

PAR TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, NY 13413-4991
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 28, 2006, the Nominating and Corporate Governance Committee of the Board of Directors of PAR Technology Corporation (the “Company”) received notice from Mr. J. Whitney Haney of his decision not to stand for re-election to the Company’s Board of Directors.  Mr. Haney’s present term will expire at the Company’s 2006 Annual Shareholder’s Meeting on May 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION

Date: March 28, 2006	By:	/s/ Ronald J. Casciano
Ronald J. Casciano
Vice President, Chief Financial
Officer and Treasurer